UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 23, 2010

Casey’s General Stores, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34700
Iowa (State or other jurisdiction of incorporation)	42-0935283 (IRS Employer Identification No.)
One Convenience Blvd. P.O. Box 3001 Ankeny, IA 50021
(Address of principal executive offices, including zip code)

(515) 965-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 23, 2010, Casey’s General Stores, Inc. issued a press release and distributed a letter to its shareholders.  Copies of the press release and the letter to shareholders are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

    (d)           Exhibits

Exhibit No.	Description
99.1	Press release issued by Casey’s General Stores, Inc., dated August 23, 2010.

99.2	Letter to shareholders of Casey’s General Stores, Inc., dated August 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: August 23, 2010	By:	/s/ Robert J. Myers
Robert J. Myers
President and Chief Executive Officer

Exhibit Index

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release issued by Casey’s General Stores, Inc., dated August 23, 2010.

99.2	Letter to shareholders of Casey’s General Stores, Inc., dated August 23, 2010.